AFL-CIO HOUSING INVESTMENT TRUST Bronzeville Senior Apartments Chicago, IL

PROJECT DESCRIPTION

The project involved the $18.7 million rehabilitation of the Bronzeville Senior Apartments in Chicago. Located in the city’s Bronzeville community on the South Side, the 97-unit high-rise was completed in 1984 and had been in need of major rehabilitation work to provide quality affordable housing for local residents. All of the property’s units received project-based Section 8 rental assistance.

HIT ROLE

To help finance the rehabilitation project, the HIT provided $8.7 million through the purchase of tax-exempt bonds and notes issued by the City of Chicago in March 2012. The HIT worked closely with Prairie Mortgage Company, the project’s mortgage banker, to structure the transaction with the city. Bronzeville Senior Apartments is part of the Paul G. Stewart campus, an affordable housing development built in five phases between 1975 and 1996. The HIT provided $3.7 million in 1994 to renovate the family housing component of Phase IV and $2.5 million in 2007 for the rehabilitation of Phases I and II. Combined with the most recent Bronzeville Senior Apartments project, the HIT had invested a total of $14.9 million in the Paul G. Stewart housing development to make improvements in 607 housing units and generate approximately 525 union construction jobs.*

SOCIAL IMPACT

The HIT helped preserve a property that has been a valuable source of affordable housing for local seniors for over 30 years. In addition, the rehabilitation included such energy efficient improvements as reduced landscape and exterior heat islands, storm water management, greater insulation, and more efficient energy systems.

The Bronzeville project generated an estimated 110 union construction jobs.*

*Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

“The HIT has a long history of
partnering with the City of Chicago to
build and preserve critical affordable
housing resources.”

—Stephanie H. Wiggins, HIT Executive Vice President
and Chief Investment Officer

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave, NW Suite 200

Washington D.C. 20037

T: 202-331-8055  |  F: 202-331-8190  |  www.aflcio-hit.com

10/2018